Exhibit 21.1
SUBSIDIARIES OF REGISTRANT
JURISDICTION
NAME OF SUBSIDIARY	DIRECT/INDIRECT	INCORPORATION

Bowditch Insurance Corporation	Indirect	Florida
Cape Road Holdco, LLC	Indirect	Delaware
Carolina First Bank	Direct	South Carolina
Carolina First Community Development Corporation	Indirect	South Carolina
Carolina First Insurance Services, Inc.	Indirect	South Carolina
Carolina First Mortgage Loan Trust	Indirect	South Carolina
Carolina First Securities, Inc.	Indirect	South Carolina
CFCDC I, LLC	Indirect	South Carolina
CFCDC II, LLC	Indirect	South Carolina
CFCDC III, LLC	Indirect	South Carolina
CFCDC IV, LLC	Indirect	South Carolina
CFCDC V, LLC	Indirect	South Carolina
CFCDC VI, LLC	Indirect	South Carolina
CFCDC VII, LLC	Indirect	South Carolina
CFCDC VIII, LLC	Indirect	South Carolina
CFCDC IX, LLC	Indirect	South Carolina
CFCDC X, LLC	Indirect	South Carolina
CFCDC XI, LLC	Indirect	South Carolina
CFCDC XII, LLC	Indirect	South Carolina
CFCDC XIII, LLC	Indirect	South Carolina
CFCDC XIV, LLV	Indirect	South Carolina
CFCDC XV, LLC	Indirect	South Carolina
CFCDC XVI, LLC	Indirect	South Carolina
CFCDC XVII, LLC	Indirect	South Carolina
CFCDC XVIII, LLC	Indirect	South Carolina
CFCDC XIX, LLC	Indirect	South Carolina
CFCDC XX, LLC	Indirect	South Carolina
CFCDC XXI, LLC	Indirect	South Carolina
CFCDC XXII, LLC	Indirect	South Carolina
CFCDC XXIII, LLC	Indirect	South Carolina
CFCDC XXIV, LLC	Indirect	South Carolina
CFCDC XXV, LLC	Indirect	South Carolina
CNB Properties, Inc.	Indirect	Florida
Florida Banks Statutory Trust III	Direct	Connecticut
Fontana Holdings, Inc.	Indirect	Florida
Foster New Bern, Inc.	Indirect	North Carolina
Innovation Center Fund, LLC	Indirect	South Carolina
Mtnbk, Ltd.	Indirect	North Carolina
NDC New Markets Investments XIII, L.P.	Indirect	Delaware
Putnal Estates, LLC	Indirect	Georgia
South Financial Capital Trust 2006-I	Direct	Delaware
South Financial Capital Trust 2006-II	Direct	Delaware
South Financial Capital Trust 2007-I	Direct	Delaware
South Financial Capital Trust 2007-II	Direct	Delaware
South Financial Capital Trust 2007-III	Direct	Delaware
Summit Title, LLC	Indirect	North Carolina
TSFG Capital A, LLC	Direct	Delaware
TSFG Capital B, LLC	Direct	Delaware

JURISDICTION
NAME OF SUBSIDIARY	DIRECT/INDIRECT	INCORPORATION

TSFG Capital C, LLC	Direct	Delaware
TSFG Capital D, LLC	Direct	Delaware
TSFG Capital Trust A	Direct	Delaware
TSFG Capital Trust B	Direct	Delaware
TSFG Capital Trust C	Direct	Delaware
TSFG Capital Trust D	Direct	Delaware